UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2007

The Resourcing Solutions Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52740	83-0345237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Ave., Suite 101, Charlotte, North Carolina	28226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 643-0676

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End.

Effective December 4, 2007, the Board of Directors of the Registrant adopted amendments to the Registrant’s Bylaws.

The amendments establish the duties and responsibilities of Chief Executive Officer and provide that the same person may hold the positions of Chief Executive Officer and President. In addition, the amendments make clear that any consent actions of the shareholders or the directors without a meeting may be undertaken in compliance with the Nevada Business Corporation Act, as amended from time to time.

A complete copy of the Amended and Restated Bylaws is attached to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

3(ii)	Amended and Restated Bylaws

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RESOURCING SOLUTIONS GROUP, INC.

Dated: December 5, 2007	By:	/s/ Gary Musselman
President and Chief Executive Officer